UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2013, the Board of Directors of Albemarle Corporation (the “Company”) elected Gerald A. Steiner to serve as a Director of the Company effective as of July 1, 2013, until the next annual meeting of the shareholders of the Company or, if earlier, until his successor is elected and qualified. The Board of Directors appointed Mr. Steiner to serve on its Nominating & Governance Committee and its Health, Safety & Environment Committee. Mr. Steiner will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s 2013 Proxy Statement.

Mr. Steiner, age 52, is the Executive Vice President, Sustainability and Corporate Affairs of Monsanto Company. He is also a founder and board member of the Global Harvest Initiative, a public-private initiative whose mission is to sustainably double agricultural production by 2050. Mr. Steiner is a member of the CropLife International Plant Biotechnology Strategy Council and an Executive Committee member of the Council for Biotechnology Information. He is also a board and Executive Committee member and serves as Chair of the Food and Agriculture Section of the Biotechnology Industry Organization. Mr. Steiner has been a director of The Keystone Center since 2004. Mr. Steiner received a B.S. from the University of Wisconsin and an M.B.A. from Washington University.

The press release issued by the Company on June 10, 2013, announcing Mr. Steiner’s election to the Company’s Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2013, the Board of Directors of the Company amended Section 2 of Article II of the Company’s Amended and Restated Bylaws to increase the size of the Board of Directors to ten directors, effective as of July 1, 2013. The Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

3.2     Amended and Restated Bylaws, effective as of July 1, 2013

99.1   Press release dated June 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: June 10, 2013	By:	/s/ Karen G. Narwold
Karen G. Narwold
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws, effective as of July 1, 2013

99.1	Press release dated June 10, 2013